UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5851

MFS INTERMARKET INCOME TRUST I

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual report

MFS® InterMarket Income Trust I

11/30/08

CMK-ANN

MFS® InterMarket Income Trust I

CONTACT INFORMATION	BACK COVER

New York Stock Exchange Symbol:  CMK

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities may arise in declining markets. When markets experience substantial selloffs, assets often become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

January 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Fixed income sectors (i)
Non-U.S. Government Bonds	25.2%
U.S. Treasury Securities	23.1%
High Grade Corporates	22.6%
High Yield Corporates	21.1%
Mortgage-Backed Securities	6.7%
Emerging Markets Bonds	3.7%
Floating Rate Loans	2.0%
U.S. Government Agencies	0.9%
Asset-Backed Securities	0.6%
Municipal Bonds	0.4%
Commercial Mortgage-Backed Securities	0.3%

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Credit quality of bonds (r)
AAA	42.1%
AA	8.8%
A	8.6%
BBB	15.3%
BB	6.8%
B	13.5%
CCC	3.5%
D	0.4%
Not Rated	1.0%
Portfolio facts
Average Duration (d)(i)	5.1
Average Life (i)(m)	7.4 yrs.
Average Maturity (i)(m)	10.0 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	A

Portfolio Composition – continued

Country weightings (i)
United States	63.3%
Japan	7.4%
United Kingdom	5.0%
Germany	5.0%
France	3.8%
Canada	2.6%
Spain	2.2%
Ireland	2.0%
Austria	1.7%
Other Countries	7.0%

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

(o)	Less than 0.1%.

(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 11/30/08.

From time to time “Cash and Other Assets” may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 11/30/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS InterMarket Income Trust I (the “fund”) is a closed-end fund and maintains a portfolio that includes investments in investment-grade and high-yield corporate bonds, U.S. Treasury, international, emerging markets, mortgage-backed, agency-backed, and asset-backed securities.

For the twelve months ended November 30, 2008, shares of the MFS InterMarket Income Trust I provided a total return of –9.78%, at net asset value. This compares with a return of –31.23% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index (formerly the Lehman Brothers U.S. High-Yield Corporate Bond Index). The fund’s other benchmarks, the Barclays Capital U.S. Credit Bond Index (formerly the Lehman Brothers U.S. Credit Bond Index), Barclays Capital U.S. Government/Mortgage Bond Index (formerly the Lehman Brothers U.S. Government/Mortgage Bond Index), Citigroup World Government Bond Non-Dollar Hedged Index, Citigroup World Government Bond Non-Dollar Index, JPMorgan Emerging Markets Bond Index Global, and the InterMarket Income Trust Blended Index, generated returns of –8.66%, 7.78%, 6.04%, 1.17%, –16.82% and –11.87%, respectively. The InterMarket Income Trust Blended Index is comprised of representative weightings of the aforementioned benchmarks.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show

Management Review – continued

obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Contributors to Performance

Relative to the InterMarket Income Trust Blended Index, credit quality was the primary contributor to performance. The fund’s lower exposure to “BB” rated (s) securities boosted returns as these securities underperformed the benchmark over the reporting period.

Detractors from Performance

Some of the fund’s high-yield bond holdings in the media and publishing and gaming sectors were particular underperformers. The fund’s shorter duration (d) stance, relative to the blended index, also dampened results.

Respectfully,

James Calmas

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/08

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares.

Price Summary
Year Ended 11/30/08	Date		Price
Net Asset Value	11/30/08		$7.62
	11/30/07		$9.03
New York Stock Exchange Price	11/30/08		$5.94
	2/12/08	(high) (t)	$8.34
	11/21/08	(low) (t)	$5.40
	11/30/07		$8.19

Total Returns vs Benchmarks

Year Ended 11/30/08

New York Stock Exchange Price (r)	(22.46)%
Net Asset Value (r)	(9.78)%
Barclays Capital U.S. High-Yield Corporate Bond Index (f)	(31.23)%
Barclays Capital U.S. Credit Bond Index (f)	(8.66)%
Barclays Capital U.S. Government/Mortgage Bond Index (f)	7.78%
Citigroup World Government Bond Non-Dollar Hedged Index (f)	6.04%
Citigroup World Government Bond Non-Dollar Index (f)	1.17%

JPMorgan Emerging Markets Bond Index Global (f)	(16.82)%

InterMarket Income Trust Blended Index (f)(x)	(11.87)%

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period December 1, 2007 through November 30, 2008.

(x)	InterMarket Income Trust Blended Index consists of 10% Barclays Capital U.S. Credit Bond Index, 33% Barclays Capital U.S. High-Yield Corporate Bond Index, 14% JPMorgan Emerging Markets Bond Index Global, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 26% Barclays Capital U.S. Government/Mortgage Bond Index.

Performance Summary – continued

Benchmark Definitions

Barclays Capital U.S. High-Yield Corporate Bond Index (formerly known as Lehman Brothers U.S. High-Yield Corporate Bond Index) – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Barclays Capital U.S. Credit Bond Index (formerly known as Lehman Brothers U.S. Credit Bond Index) – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Government/Mortgage Bond Index (formerly known as Lehman Brothers U.S. Government/Mortgage Bond Index) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

Performance Summary – continued

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

INVESTMENT OBJECTIVE, PRINCIPAL

INVESTMENT STRATEGIES AND RISKS OF

THE FUND

Investment Objective

The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of the fund’s net assets in U.S. and foreign government securities and high income debt instruments. This policy may not be changed without shareholder approval.

MFS may invest the fund’s assets in other types of debt instruments.

MFS may invest up to 100% of the fund’s assets in lower quality debt instruments.

MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.

MFS may invest a relatively high percentage of the fund’s assets in a single country, a small number of countries, or a particular geographic region.

MFS may invest the fund’s assets in mortgage dollar rolls.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

The fund may use leverage by borrowing up to 33 1/3% of the fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

Principal Risks

The portfolio’s yield and share prices change daily based on the credit quality of its investments and changes in interest rates. In general, the value of debt securities will decline when interest rates rise and will increase when interest rates fall. Debt securities with longer maturity dates will generally be subject to greater price fluctuations than those with shorter maturities. Mortgage securities are subject to prepayment risk which can offer less potential for gains in a declining interest rate environment and greater potential for loss in a rising interest rate environment. Derivatives can be highly volatile and involve risks in addition to those of the underlying indicator’s in whose value the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Lower quality debt securities involve substantially greater risk of default and their value can decline significantly over time. Foreign investments can be more volatile than U.S. investments. Changes in currency exchange rates can affect the U.S. dollar rate of foreign currency investments and investments denominated in foreign currency. Investing in emerging markets can involve risks in addition to those generally associated with investing in more developed foreign markets. To the extent that investments are purchased with the proceeds from the borrowings from a bank, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. When you sell your shares, they may be worth more or less than the amount you paid for them. Please see the fund’s registration statement for further information regarding these and other risk considerations. A copy of the fund’s registration statement on Form N-2 is available on the EDGAR database on the Securities and Exchange Commission’s Internet Web site at http://sec.gov.

PORTFOLIO MANAGER PROFILE

James Calmas	—	Investment Officer of MFS; employed in the investment area of MFS since 1988. Portfolio manager of the fund since June 2007.

DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Four times each year you can also buy shares. Investments may be made in any amount of $100 or more in January, April, July and October on the 15th of the month or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling
1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account and a check will be issued for the value of any fractional shares, the Plan Agent will sell your shares and send the proceeds to you, or you may sell your shares through your investment professional.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

PORTFOLIO OF INVESTMENTS

11/30/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 97.2%
Issuer	Shares/Par		Value ($)

Aerospace - 0.4%
Bombardier, Inc., 6.3%, 2014 (n)		$220,000	$166,100
Vought Aircraft Industries, Inc., 8%, 2011		200,000	138,000

			$304,100
Airlines - 0.2%
Continental Airlines, Inc., 7.339%, 2014		$210,000	$136,490

Apparel Manufacturers - 0.1%
Broder Brothers Co., 11.25%, 2010		$85,000	$25,500
Hanesbrands, Inc., FRN, 6.508%, 2014		75,000	48,375

			$73,875
Asset Backed & Securitized - 0.9%
Equity One ABS, Inc., FRN, 4.205%, 2034		$425,000	$355,224
GMAC Mortgage Corp. Loan Trust, FRN, 4.865%, 2034		350,000	181,640
GS Mortgage Securities Corp., “GG8”, 5.56%, 2039		197,477	134,450
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049		197,477	119,492

			$790,806
Automotive - 0.9%
Accuride Corp., 8.5%, 2015		$55,000	$19,800
Allison Transmission, Inc., 11%, 2015 (n)		230,000	112,700
FCE Bank PLC, 7.125%, 2012	EUR	350,000	244,571
Ford Motor Credit Co. LLC, 9.75%, 2010		$105,000	53,031
Ford Motor Credit Co. LLC, 12%, 2015		250,000	121,970
Ford Motor Credit Co. LLC, 8%, 2016		160,000	67,428
General Motors Corp., 8.375%, 2033		36,000	7,920
Goodyear Tire & Rubber Co., 8.625%, 2011		36,000	26,865
Goodyear Tire & Rubber Co., 9%, 2015		88,000	65,560

			$719,845
Broadcasting - 1.6%
Allbritton Communications Co., 7.75%, 2012		$185,000	$107,300
CanWest MediaWorks LP, 9.25%, 2015 (n)		105,000	34,650
CBS Corp., 6.625%, 2011		500,000	435,632
Clear Channel Communications, 10.75%, 2016 (n)		55,000	15,950
DirectTV Holdings LLC, 7.625%, 2016		200,000	170,500

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Broadcasting - continued
Lamar Media Corp., 6.625%, 2015		$250,000	$181,250
Lamar Media Corp., “C”, 6.625%, 2015		95,000	68,875
LBI Media, Inc., 8.5%, 2017 (n)		100,000	35,000
LIN TV Corp., 6.5%, 2013		220,000	102,300
Local TV Finance LLC, 9.25%, 2015 (n)(p)		160,000	64,200
Newport Television LLC, 13%, 2017 (n)(p)		180,000	46,800
Nexstar Broadcasting Group, Inc., 7%, 2014		195,000	95,550
Univision Communications, Inc., 9.75%, 2015 (n)(p)		195,000	24,863

			$1,382,870
Brokerage & Asset Managers - 0.9%
Goldman Sachs Group, Inc., 3.25%, 2012		$190,000	$190,272
Lehman Brothers Holdings, Inc., 6.5%, 2017 (d)		250,000	25
Merrill Lynch & Co., Inc., 6.4%, 2017		40,000	36,706
Morgan Stanley, 3.875%, 2009		420,000	416,911
Nuveen Investments, Inc., 10.5%, 2015 (n)		265,000	81,156

			$725,070
Building - 1.0%
Associated Materials, Inc., 0% to 2009, 11.25% to 2014		$130,000	$66,300
Building Materials Corp. of America, 7.75%, 2014		275,000	174,625
CRH PLC, 8.125%, 2018		550,000	414,625
Nortek Holdings, Inc., 8.5%, 2014		50,000	15,250
Nortek, Inc., 10%, 2013		90,000	63,000
Ply Gem Industries, Inc., 9%, 2012		110,000	29,700
Ply Gem Industries, Inc., 11.75%, 2013		70,000	41,475

			$804,975
Business Services - 0.8%
First Data Corp., 9.875%, 2015		$250,000	$143,750
SunGard Data Systems, Inc., 9.125%, 2013		100,000	77,500
SunGard Data Systems, Inc., 10.25%, 2015		160,000	92,800
Xerox Corp., 5.5%, 2012		500,000	399,457

			$713,507
Cable TV - 1.3%
Cablevision Systems Corp., 8%, 2012		$110,000	$90,200
CCH II Holdings LLC, 10.25%, 2010		140,000	71,050
CCO Holdings LLC, 8.75%, 2013		395,000	225,150
Mediacom LLC, 9.5%, 2013		190,000	155,800
NTL Cable PLC, 9.125%, 2016		130,000	91,650
Time Warner Cable, Inc., 5.4%, 2012		330,000	302,258
Virgin Media Finance PLC, 8.75%, 2014	EUR	165,000	134,165

			$1,070,273

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Chemicals - 0.8%
Chemtura Corp., 6.875%, 2016		$135,000	$74,250
Huntsman International LLC, 6.875%, 2013 (n)	EUR	75,000	55,267
Innophos Holdings, Inc., 8.875%, 2014		$150,000	127,500
KI Holdings, Inc., 0% to 2009, 9.875% to 2014		125,000	96,875
Momentive Performance Materials, Inc., 11.5%, 2016		193,000	51,145
Nalco Co., 7.75%, 2011		165,000	146,438
Nalco Co., 8.875%, 2013		120,000	96,000

			$647,475
Computer Software - Systems - 0.3%
IBM International Group Capital, 3.848%, 2009		$230,000	$228,881

Conglomerates - 0.6%
Ingersoll-Rand Global Holding Co. Ltd., 6%, 2013		$540,000	$510,373

Consumer Goods & Services - 0.8%
Corrections Corp. of America, 6.25%, 2013		$90,000	$79,200
GEO Group, Inc., 8.25%, 2013		165,000	142,725
Jarden Corp., 7.5%, 2017		110,000	71,500
KAR Holdings, Inc., 10%, 2015		135,000	37,800
Service Corp. International, 7.375%, 2014		20,000	16,200
Service Corp. International, 6.75%, 2016		65,000	49,075
Service Corp. International, 7%, 2017		290,000	208,800
Ticketmaster, 10.75%, 2016 (n)		70,000	35,000

			$640,300
Containers - 0.7%
Crown Americas LLC, 7.625%, 2013		$100,000	$92,500
Crown Americas LLC, 7.75%, 2015		195,000	176,475
Graham Packaging Holdings Co., 9.875%, 2014		170,000	107,100
Owens-Brockway Glass Container, Inc., 8.25%, 2013		170,000	159,800
Owens-Illinois, Inc., 7.5%, 2010		100,000	96,000

			$631,875
Defense Electronics - 0.2%
L-3 Communications Corp., 5.875%, 2015		$125,000	$101,250
L-3 Communications Corp., 6.375%, 2015		130,000	107,900

			$209,150
Electronics - 0.7%
Flextronics International Ltd., 6.25%, 2014		$150,000	$111,000
Freescale Semiconductor, Inc., 8.875%, 2014		85,000	28,900
Spansion, Inc., 11.25%, 2016 (n)		160,000	19,200

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Electronics - continued
Tyco Electronics Ltd., 6%, 2012	$500,000	$466,704

		$625,804
Emerging Market Quasi-Sovereign - 1.2%
Banco Nacional de Desenvolvimento Economico e Social, 6.369%, 2018 (n)	$160,000	$136,000
Corporacion Nacional del Cobre de Chile, 4.75%, 2014	203,000	185,662
Gazprom International S.A., 7.201%, 2020	124,776	89,821
National Power Corp., FRN, 7.06%, 2011	148,000	125,509
Pemex Project Funding Master Trust, 5.75%, 2018 (n)	283,000	231,013
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	265,000	222,807

		$990,812
Emerging Market Sovereign - 0.7%
Gabonese Republic, 8.2%, 2017 (n)	$134,000	$83,080
Republic of Argentina, FRN, 3.127%, 2012	105,400	51,400
Republic of Colombia, 7.375%, 2017	146,000	134,685
Republic of Indonesia, 6.875%, 2018	118,000	76,700
Republic of Indonesia, 6.875%, 2018 (n)	101,000	65,650
Republic of Turkey, 7%, 2019	108,000	86,400
Republic of Uruguay, 8%, 2022	134,000	107,066

		$604,981
Energy - Independent - 1.6%
Chesapeake Energy Corp., 6.375%, 2015	$210,000	$147,000
Hilcorp Energy I LP, 7.75%, 2015 (n)	160,000	114,400
Hilcorp Energy I LP, 9%, 2016 (n)	115,000	82,225
Mariner Energy, Inc., 8%, 2017	105,000	56,175
Newfield Exploration Co., 6.625%, 2014	175,000	133,875
OPTI Canada, Inc., 8.25%, 2014	235,000	91,650
Plains Exploration & Production Co., 7%, 2017	280,000	187,600
Quicksilver Resources, Inc., 7.125%, 2016	265,000	152,375
SandRidge Energy, Inc., 8.625%, 2015 (p)	65,000	41,275
SandRidge Energy, Inc., 8%, 2018 (n)	105,000	67,200
XTO Energy, Inc., 5.75%, 2013	264,000	248,152

		$1,321,927
Energy - Integrated - 1.0%
BP Capital Markets PLC, 5.25%, 2013	$350,000	$351,099
Petro-Canada, 6.05%, 2018	500,000	393,293
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022	100,000	82,190

		$826,582

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Entertainment - 0.1%
AMC Entertainment, Inc., 11%, 2016	$110,000	$78,100
Marquee Holdings, Inc., 9.505%, 2014	85,000	48,025

		$126,125
Financial Institutions - 1.7%
American Express Centurion Bank, 5.2%, 2010	$300,000	$285,120
General Electric Capital Corp., 3.322%, 2012	290,000	247,082
General Motors Acceptance Corp., 6.875%, 2011	770,000	295,879
General Motors Acceptance Corp., 8%, 2031	103,000	27,088
HSBC Finance Corp., 4.125%, 2009	429,000	411,024
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)	500,000	170,395

		$1,436,588
Food & Beverages - 2.9%
ARAMARK Corp., 8.5%, 2015	$300,000	$249,000
B&G Foods, Inc., 8%, 2011	105,000	87,150
Brown-Forman Corp., 5.2%, 2012	530,000	520,870
Constellation Brands, Inc., 8.125%, 2012	95,000	82,650
Cott Beverages USA, Inc., 8%, 2011	95,000	56,050
Dean Foods Co., 7%, 2016	170,000	132,175
Del Monte Corp., 6.75%, 2015	110,000	89,650
Diageo Capital PLC, 7.375%, 2014	250,000	260,506
Dr. Pepper Snapple Group, Inc., 6.82%, 2018 (n)	500,000	472,150
Kraft Foods, Inc., 4.125%, 2009	340,000	336,203
Kraft Foods, Inc., 6.125%, 2018	130,000	119,362

		$2,405,766
Food & Drug Stores - 0.3%
CVS Caremark Corp., FRN, 3.11%, 2010	$320,000	$286,237

Forest & Paper Products - 0.5%
Abitibi-Consolidated, Inc., 8.375%, 2015	$135,000	$20,250
Georgia-Pacific Corp., 7.125%, 2017 (n)	95,000	69,825
Georgia-Pacific Corp., 8%, 2024	145,000	93,525
Graphic Packaging International Corp., 9.5%, 2013	85,000	58,650
International Paper Co., 7.95%, 2018	80,000	62,795
Jefferson Smurfit Corp., 8.25%, 2012	70,000	19,600
Millar Western Forest Products Ltd., 7.75%, 2013	125,000	52,500
NewPage Holding Corp., 10%, 2012	20,000	10,800
Smurfit-Stone Container Corp., 8%, 2017	60,000	15,900

		$403,845

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Gaming & Lodging - 1.1%
Boyd Gaming Corp., 6.75%, 2014		$110,000	$66,000
Circus & Eldorado Joint Venture, 10.125%, 2012		115,000	74,175
Firekeepers Development Authority, 13.875%, 2015 (z)		100,000	65,000
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (n)		250,000	32,500
Harrah’s Operating Co., Inc., 5.5%, 2010		100,000	47,500
Harrah’s Operating Co., Inc., 10.75%, 2016 (n)		430,000	95,675
Host Hotels & Resorts, Inc., 7.125%, 2013		105,000	76,388
Host Hotels & Resorts, Inc., 6.75%, 2016		50,000	33,250
MGM Mirage, 8.5%, 2010		250,000	141,875
MGM Mirage, 5.875%, 2014		55,000	28,050
Pinnacle Entertainment, Inc., 8.75%, 2013		10,000	7,600
Pinnacle Entertainment, Inc., 7.5%, 2015		240,000	132,000
Station Casinos, Inc., 6%, 2012		85,000	26,350
Station Casinos, Inc., 6.875%, 2016		395,000	33,575
Station Casinos, Inc., 6.625%, 2018		290,000	26,100
Trump Entertainment Resorts Holdings, Inc., 8.5%, 2015 (d)		375,000	54,375

			$940,413
Industrial - 0.5%
Blount International, Inc., 8.875%, 2012		$135,000	$120,994
JohnsonDiversey, Inc., 9.625%, 2012	EUR	50,000	53,996
JohnsonDiversey, Inc., “B”, 9.625%, 2012		$265,000	216,638

			$391,628
Insurance - 0.3%
ING Groep N.V., 5.775% to 2015, FRN to 2049		$450,000	$226,981

Insurance - Property & Casualty - 0.1%
USI Holdings Corp., 9.75%, 2015 (n)		$175,000	$70,219

International Market Quasi-Sovereign - 0.2%
Canada Housing Trust, 4.6%, 2011 (n)	CAD	210,000	$179,267

International Market Sovereign - 24.6%
Bundesrepublik Deutschland, 4.25%, 2018	EUR	269,000	$369,290
Commonwealth of Australia, 6%, 2017	AUD	197,000	142,882
Federal Republic of Germany, 5.25%, 2010	EUR	1,054,000	1,400,571
Federal Republic of Germany, 3.75%, 2015	EUR	539,000	718,813
Federal Republic of Germany, 6.25%, 2030	EUR	627,000	1,045,964
Government of Canada, 4.5%, 2015	CAD	356,000	315,098
Government of Canada, 5.75%, 2033	CAD	92,000	94,018
Government of Japan, 1.5%, 2012	JPY	49,000,000	525,564
Government of Japan, 1.3%, 2014	JPY	217,000,000	2,320,222

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Sovereign - continued
Government of Japan, 1.7%, 2017	JPY	160,000,000	$1,746,195
Government of Japan, 2.2%, 2027	JPY	94,000,000	1,002,088
Government of Japan, 2.4%, 2037	JPY	53,000,000	576,410
Kingdom of Denmark, 4%, 2015	DKK	774,000	133,840
Kingdom of Netherlands, 3.75%, 2014	EUR	147,000	192,437
Kingdom of Spain, 5.35%, 2011	EUR	1,343,000	1,810,193
Kingdom of Sweden, 4.5%, 2015	SEK	1,475,000	200,923
Republic of Austria, 4.65%, 2018	EUR	1,040,000	1,405,012
Republic of France, 4.75%, 2012	EUR	228,000	308,755
Republic of France, 5%, 2016	EUR	564,000	791,586
Republic of France, 6%, 2025	EUR	273,000	430,887
Republic of France, 4.75%, 2035	EUR	1,023,000	1,460,834
Republic of Ireland, 4.6%, 2016	EUR	1,198,000	1,586,061
United Kingdom Treasury, 8%, 2015	GBP	545,000	1,054,719
United Kingdom Treasury, 8%, 2021	GBP	172,000	365,974
United Kingdom Treasury, 4.25%, 2036	GBP	365,000	558,657

			$20,556,993
Machinery & Tools - 0.2%
Case New Holland, Inc., 7.125%, 2014		$235,000	$168,025

Major Banks - 1.2%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049		$610,000	$256,612
Natixis S.A., 10% to 2018, FRN to 2049 (n)		310,000	159,270
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)		500,000	356,992
Wells Fargo & Co., 4.918%, 2011		250,000	242,398

			$1,015,272
Medical & Health Technology & Services - 2.5%
Biomet, Inc., 10%, 2017		$160,000	$144,000
Biomet, Inc., 11.625%, 2017		105,000	78,750
Cardinal Health, Inc., 5.8%, 2016		279,000	235,917
Community Health Systems, Inc., 8.875%, 2015		390,000	312,975
Cooper Cos., Inc., 7.125%, 2015		160,000	119,600
DaVita, Inc., 6.625%, 2013		59,000	52,215
DaVita, Inc., 7.25%, 2015		386,000	333,890
HCA, Inc., 6.375%, 2015		320,000	184,000
HCA, Inc., 9.25%, 2016		395,000	320,938
Psychiatric Solutions, Inc., 7.75%, 2015		90,000	65,250
U.S. Oncology, Inc., 10.75%, 2014		100,000	75,000
U.S. Oncology, Inc., FRN, 8.334%, 2012 (p)		102,000	64,260
Universal Hospital Services, Inc., 8.5%, 2015 (p)		125,000	95,000

			$2,081,795

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Metals & Mining - 1.0%
Arch Western Finance LLC, 6.75%, 2013	$95,000	$76,475
FMG Finance Ltd., 10.625%, 2016 (n)	250,000	141,250
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	485,000	344,350
Freeport-McMoRan Copper & Gold, Inc., FRN, 7.083%, 2015	95,000	57,000
Peabody Energy Corp., 7.375%, 2016	220,000	189,200

		$808,275
Mortgage Backed - 6.6%
Fannie Mae, 6%, 2029 - 2037	$1,350,518	$1,379,586
Fannie Mae, 6.5%, 2036	1,279,803	1,317,212
Freddie Mac, 5.5%, 2026	1,500,000	1,517,242
Ginnie Mae, 9%, 2016	68,727	74,349
Ginnie Mae, 11%, 2018 - 2019	68,706	82,281
Ginnie Mae, 10.5%, 2020	7,167	8,550
Ginnie Mae, 5.612%, 2058	564,069	581,167
Ginnie Mae, 6.36%, 2058	548,030	586,799

		$5,547,186
Municipals - 0.4%
Cabazon Band Mission Indians, CA, Mortgage Notes, 13%, 2011	$230,000	$224,765
Virginia Tobacco Settlement Financing Corp., “A-1”, 6.706%, 2046	135,000	83,082

		$307,847
Natural Gas - Distribution - 0.3%
AmeriGas Partners LP, 7.125%, 2016	$170,000	$119,000
Inergy LP, 6.875%, 2014	150,000	109,125

		$228,125
Natural Gas - Pipeline - 1.9%
Atlas Pipeline Partners LP, 8.125%, 2015	$40,000	$26,000
Atlas Pipeline Partners LP, 8.75%, 2018 (n)	105,000	67,200
CenterPoint Energy, Inc., 7.875%, 2013	500,000	431,761
Colorado Interstate Gas Co., 6.8%, 2015	32,000	26,724
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	175,000	145,157
El Paso Corp., 6.875%, 2014	130,000	96,370
El Paso Corp., 7.25%, 2018	110,000	76,450
Enterprise Products Operating LP, 5.65%, 2013	500,000	446,725
OJSC AK Transneft, 5.67%, 2014 (n)	160,000	93,800
Williams Cos., Inc., 7.75%, 2031	80,000	54,000
Williams Partners LP, 7.25%, 2017	115,000	90,275

		$1,554,462

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Network & Telecom - 3.7%
AT&T, Inc., 4.95%, 2013		$300,000	$282,879
British Telecommunications PLC, 5.15%, 2013		500,000	468,689
Cincinnati Bell, Inc., 8.375%, 2014		205,000	151,444
Cincinnati Bell, Inc., 7%, 2015		135,000	96,188
Citizens Communications Co., 7.875%, 2027		110,000	53,900
Deutsche Telekom International Finance B.V., 8%, 2010		500,000	502,594
Nordic Telephone Co. Holdings, 8.25%, 2016 (n)	EUR	85,000	71,275
Qwest Communications International, Inc., 7.25%, 2011		$265,000	204,050
Qwest Communications International, Inc. “ B”, 7.5%, 2014		100,000	65,000
Qwest Corp., 8.875%, 2012		160,000	132,000
Qwest Corp., 7.5%, 2014		95,000	73,150
Telecom Italia Capital, 4.875%, 2010		500,000	442,500
Verizon Communications, Inc., 8.75%, 2018		440,000	440,113
Windstream Corp., 8.625%, 2016		120,000	93,600

			$3,077,382
Oil Services - 0.8%
Basic Energy Services, Inc., 7.125%, 2016		$90,000	$57,600
KazMunaiGaz Finance B.V., 8.375%, 2013 (n)		121,000	91,960
KazMunaiGaz Finance B.V., 9.125%, 2018 (n)		103,000	69,010
Weatherford International Ltd., 5.95%, 2012		500,000	460,668

			$679,238
Other Banks & Diversified Financials - 0.8%
Banco Mercantil del Norte S.A., 5.875% to 2009, FRN to 2014 (n)		$140,000	$115,500
Swedbank AB, 9% to 2010, FRN to 2049 (n)		300,000	212,141
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049		500,000	375,415

			$703,056
Pharmaceuticals - 1.5%
Amgen, Inc., 4%, 2009		$265,000	$262,764
AstraZeneca PLC, 3.118%, 2009		490,000	484,874
GlaxoSmithKline Capital, Inc., 4.85%, 2013		230,000	226,832
Wyeth, 6.95%, 2011		250,000	258,576

			$1,233,046
Pollution Control - 0.3%
Allied Waste North America, Inc., 7.875%, 2013		$125,000	$116,875
Allied Waste North America, Inc., 7.125%, 2016		180,000	158,400

			$275,275
Precious Metals & Minerals - 0.1%
Alrosa Finance S.A., 8.875%, 2014		$110,000	$60,496

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Printing & Publishing - 0.4%
American Media Operations, Inc., 10.25%, 2009 (d)(z)	$5,600	$2,240
American Media Operations, Inc., “B”, 10.25%, 2009 (d)	154,000	61,600
Dex Media West LLC, 9.875%, 2013	316,000	69,520
Dex Media, Inc., 9%, 2013	105,000	13,650
Idearc, Inc., 8%, 2016	163,000	13,448
Nielsen Finance LLC, 10%, 2014	165,000	118,800
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	89,000	32,930
Quebecor World, Inc., 6.125%, 2013 (d)	75,000	2,625

		$314,813
Railroad & Shipping - 0.6%
Canadian Pacific Railway Co., 6.5%, 2018	$320,000	$278,148
Norfolk Southern Corp., 6.2%, 2009	130,000	129,805
Panama Canal Railway Co., 7%, 2026 (n)	122,000	67,100

		$475,053
Real Estate - 0.4%
Kimco Realty Corp., REIT, 6.875%, 2009	$320,000	$318,238

Restaurants - 0.6%
YUM! Brands, Inc., 8.875%, 2011	$500,000	$502,823

Retailers - 0.6%
Couche-Tard, Inc., 7.5%, 2013	$30,000	$22,725
Macy’s Retail Holdings, Inc., 5.35%, 2012	300,000	210,121
Macy’s Retail Holdings, Inc., 7.875%, 2015	330,000	223,338
Sally Beauty Holdings, Inc., 10.5%, 2016	65,000	37,700

		$493,884
Specialty Chemicals - 0.1%
INVISTA, 9.25%, 2012 (n)	$100,000	$73,000

Specialty Stores - 0.1%
Payless ShoeSource, Inc., 8.25%, 2013	$110,000	$77,000

Steel - 0.1%
Steel Capital S.A., 9.75%, 2013 (n)	$117,000	$50,310

Supranational - 0.5%
Central American Bank, 4.875%, 2012 (n)	$450,000	$460,987

Telecommunications - Wireless - 1.5%
Alltel Corp., 7%, 2012	$268,000	$251,920
MetroPCS Wireless, Inc., 9.25%, 2014	180,000	147,600

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Rogers Communications, Inc., 6.8%, 2018	$600,000	$537,646
Sprint Nextel Corp., 4.168%, 2010	55,000	38,553
Sprint Nextel Corp., 8.375%, 2012	230,000	156,400
Wind Acquisition Finance S.A., 10.75%, 2015 (n)	164,000	134,480

		$1,266,599
Telephone Services - 0.0%
Embarq Corp., 7.995%, 2036	$55,000	$31,350

Tobacco - 0.5%
Alliance One International, Inc., 8.5%, 2012	$95,000	$71,250
Reynolds American, Inc., 7.625%, 2016	130,000	102,747
Reynolds American, Inc., 6.75%, 2017	300,000	222,734

		$396,731
Transportation - 0.2%
Iirsa Norte Finance Ltd., 8.75%, 2024	$245,188	$196,151

Transportation - Services - 0.1%
Hertz Corp., 8.875%, 2014	$165,000	$85,181
Quality Distribution, Inc., 9%, 2010	95,000	27,550

		$112,731
U.S. Government Agencies - 0.9%
Freddie Mac, 2.875%, 2010	$730,000	$735,836

U.S. Treasury Obligations - 15.6%
U.S. Treasury Bonds, 12.5%, 2014 (f)	$5,309,000	$5,721,276
U.S. Treasury Bonds, 10.625%, 2015	2,590,000	3,797,385
U.S. Treasury Bonds, 8.875%, 2019	1,817,000	2,650,407
U.S. Treasury Bonds, 7.5%, 2024	615,000	914,236

		$13,083,304
Utilities - Electric Power - 4.7%
Dynegy Holdings, Inc., 7.5%, 2015	$115,000	$79,925
Dynegy Holdings, Inc., 7.125%, 2018	195,000	115,050
Edison Mission Energy, 7%, 2017	525,000	393,750
EDP Finance B.V., 6%, 2018 (n)	260,000	221,160
Enel Finance International S.A., 6.25%, 2017 (n)	260,000	226,974
Enersis S.A., 7.375%, 2014	80,000	80,507
Exelon Generation Co. LLC, 6.95%, 2011	250,000	236,449
FirstEnergy Corp., 6.45%, 2011	500,000	469,376
Georgia Power Co., 6%, 2013	150,000	151,244

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - continued
ISA Capital do Brasil S.A., 7.875%, 2012	$100,000	$87,750
Mirant North America LLC, 7.375%, 2013	180,000	155,700
NiSource Finance Corp., 7.875%, 2010	500,000	450,046
NRG Energy, Inc., 7.25%, 2014	95,000	77,425
NRG Energy, Inc., 7.375%, 2016	410,000	333,125
NRG Energy, Inc., 7.375%, 2017	70,000	56,525
Oncor Electric Delivery Co., 5.95%, 2013 (z)	430,000	393,289
Reliant Energy, Inc., 7.875%, 2017	46,000	33,465
Texas Competitive Electric Holdings LLC, 10.25% to 2010, 10.5% to 2015 (n)	570,000	364,800

		$3,926,560
Total Bonds (Identified Cost, $96,467,317)		$81,238,883

Floating Rate Loans - 2.0% (g)(r)
Aerospace - 0.1%
Hawker Beechcraft Acquisition Co. LLC, Letter of Credit, 5.76%, 2014	$10,913	$5,722
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 5.76%, 2014	186,323	97,687

		$103,409
Automotive - 0.4%
Accuride Corp., 2012 (o)	$18,088	$11,938
Allison Transmission, Term Loan B, 4.99%, 2014	92,199	54,924
Federal-Mogul Corp., Term Loan B, 3.9%, 2014	135,040	67,070
Ford Motor Co., Term Loan B, 4.43%, 2013	66,125	26,450
General Motors, Term Loan B, 5.79%, 2013 (o)	202,531	77,974
Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.9%, 2014	93,286	58,303
Mark IV Industries, Inc., Second Lien Term Loan, 11.87%, 2011	106,053	6,363

		$303,022
Broadcasting - 0.1%
Gray Television, Inc., Delayed Draw Term Loan, 2014 (o)	$51,838	$22,290
Young Broadcasting, Inc., Term Loan, 5.25%, 2012	92,446	49,089
Young Broadcasting, Inc., Term Loan B-1, 5.25%, 2012	49,290	26,173

		$97,552
Business Services - 0.1%
First Data Corp., Term Loan B-1, 4.34%, 2014	$169,036	$114,311

Cable TV - 0.2%
Charter Communications Operating LLC, Term Loan, 5.06%, 2014 (o)	$57,427	$38,596
CSC Holdings, Inc., Incremental Term Loan, 4.56%, 2013	125,977	104,281

		$142,877

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Electronics - 0.0%
Freescale Semiconductor, Inc., Term Loan B, 4.6%, 2013	$58,259	$33,317

Forest & Paper Products - 0.1%
Abitibi-Consolidated, Inc., Term Loan, 11.5%, 2009	$46,366	$37,093

Gaming & Lodging - 0.0%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 5.01%, 2014	$117,595	$8,232

Medical & Health Technology & Services - 0.2%
Community Health Systems, Inc., Delayed Draw Term Loan, 2014 (q)	$3,210	$2,350
Community Health Systems, Inc., Term Loan B, 4.39%, 2014	62,717	45,930
HCA, Inc., Term Loan B, 6.01%, 2013	148,864	111,291

		$159,571
Printing & Publishing - 0.1%
Nielsen Finance LLC, Term Loan B, 4.22%, 2013	$62,258	$41,236
Tribune Co., Incremental Term Loan, 6.5%, 2014	204,946	40,169

		$81,405
Retailers - 0.0%
Burlington Coat Factory, Term Loan B, 4.45%, 2013	$28,519	$12,342

Specialty Chemicals - 0.0%
Lyondell Chemical Co., Term Loan B2, 2014 (o)	$85,664	$34,587

Specialty Stores - 0.0%
Michaels Stores, Inc., Term Loan B, 4.05%, 2013	$42,517	$20,834

Telecommunications - Wireless - 0.2%
Wind Acquisition Holdings Syndicated Loan, 11.75%, 2011	$239,172	$143,503

Utilities - Electric Power - 0.5%
Calpine Corp., DIP Term Loan, 6.64%, 2014	$144,972	$101,429
NRG Energy, Inc., Letter of Credit, 5.26%, 2013	40,082	33,228
NRG Energy, Inc., Term Loan, 5.26%, 2013	81,807	67,818
Texas Competitive Electric Holdings Co. LLC, Term Loan B-3, 5.28%, 2014	246,768	166,507

		$368,982
Total Floating Rate Loans (Identified Cost, $2,587,821)		$1,661,037

Common Stocks - 0.0%
Trucking - 0.0%
Quality Distribution, Inc. (Identified Cost, $0) (a)(z)	671	$1,295

Portfolio of Investments – continued

Warrants - 0.0%
Issuer	Strike Price		First Exercise	Shares/Par	Value ($)

Telephone Services - 0.0%
Jazztel PLC (6 shares for 1 warrant) (Identified Cost, $79) (a)(z)	EUR	204.6	7/05/00	40	$0
Total Investments (Identified Cost, $99,055,217)					$82,901,215

Other Assets, Less Liabilities - 0.8%					652,437
Net Assets - 100.0%					$83,553,652

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $11,626,934, representing 13.92% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
American Media Operations, Inc., 10.25%, 2009	1/22/07-11/28/07	$5,309	$2,240
Firekeepers Development Authority, 13.875%, 2015	4/22/08-8/06/08	97,339	65,000
Jazztel PLC (Warrant)	10/09/02	79	0
Oncor Electric Delivery Co., 5.95%, 2013	09/03/08	429,424	393,289
Quality Distribution, Inc.	12/28/06	0	1,295
Total Restricted Securities			$461,824
% of Net Assets			0.6%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CLN	Credit-Linked Note
DIP	Debtor-in-Possession
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona

Derivative contracts at 11/30/08

Forward Foreign Currency Exchange Contracts at 11/30/08

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
SELL	AUD	193,093	1/7/2009	$130,661	$126,403	$4,258
SELL	CAD	717,017	12/22/08	604,858	578,201	26,657
SELL	DKK	776,068	1/7/2009	132,487	132,109	378
SELL	EUR	7,857,069	12/22/08	10,521,992	9,980,222	541,770
SELL	GBP	1,233,698	12/17/08	2,110,768	1,897,480	213,288
BUY	JPY	81,793,359	12/18/08	807,262	856,563	49,301
SELL	SEK	1,316,529	1/30/09	167,850	161,932	5,918

						$841,570

Depreciation
BUY	EUR	1,699,743	12/22/08	$2,280,179	$2,159,051	$(121,128)
SELL	EUR	108,799	12/22/08	136,503	138,199	(1,696)
SELL	JPY	278,134,918	12/17/08	2,856,621	2,912,552	(55,931)
BUY	MXN	1,059,220	12/15/08	82,079	78,784	(3,295)
SELL	NOK	20,652	1/14/09	2,885	2,952	(67)

						$(182,117)

Portfolio of Investments – continued

Futures contracts outstanding at 11/30/08

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Note 5 yr. (Long)	20	$2,334,219	Mar-09	$33,055
U.S. Treasury Note 10 yr. (Long)	27	3,266,156	Mar-09	96,093
U.S. Treasury Bond 30 yr. (Long)	2	254,969	Mar-09	6,149

				$135,297

Swap Agreements at 11/30/08

Expiration	Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/13	USD 800,000	Morgan Stanley Capital Services, Inc. (a)	(1)	5.00% (fixed rate)	$167,500
9/20/13	USD 240,000	Merrill Lynch International	(2)	0.77% (fixed rate)	10,573
12/20/13	USD 240,000	JPMorgan Chase Bank	(3)	0.78% (fixed rate)	14,021
12/12/13	USD 300,000	Merrill Lynch International	(4)	2.00% (fixed rate)	(3,958)

					$188,136

(1)	Fund, as a protection buyer, to receive notional amount upon a defined credit event by CDX.NA.HY.10, Index.

(2)	Fund, as a protection buyer, to receive notional amount upon a defined credit event by AutoZone Inc., 5.875%, 10/15/12.

(3)	Fund, as a protection buyer, to receive notional amount upon a defined credit event by Arrow Electronics Inc., 6.875%, 6/01/18.

(4)	Fund, as a protection buyer, to receive notional amount upon a defined credit event by Aetna Inc., 6.625% 6/15/36.

(a)	Net unamortized premiums paid by the fund amounted to $48,637.

At November 30, 2008 the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value (identified cost, $99,055,217)	$82,901,215
Receivable for forward foreign currency exchange contracts	841,570
Receivable for daily variation margin on open futures contracts	26,094
Receivable for investments sold	191,541
Interest receivable	1,684,784
Swaps, at value (net unamortized premiums paid, $48,637)	192,094
Other assets	16,227
Total assets		$85,853,525
Liabilities
Notes payable	$1,000,000
Payable to custodian	113,002
Distributions payable	43,051
Payable for forward foreign currency exchange contracts	182,117
Payable for investments purchased	806,192
Swaps, at value	3,958
Payable to affiliates
Management fee	8,442
Transfer agent and dividend disbursing costs	2,261
Administrative services fee	356
Payable for independent trustees’ compensation	13,646
Accrued expenses and other liabilities	126,848
Total liabilities		$2,299,873
Net assets		$83,553,652
Net assets consist of
Paid-in capital	$115,264,805
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(15,263,212)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(18,295,775)
Undistributed net investment income	1,847,834
Net assets		$83,553,652
Shares of beneficial interest outstanding		10,962,000
Net asset value per share (net assets of $83,553,652 / 10,962,000 shares of beneficial interest outstanding)		$7.62

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$6,210,947
Foreign taxes withheld	(256)
Total investment income		$6,210,691
Expenses
Management fee	$715,213
Transfer agent and dividend disbursing costs	19,842
Administrative services fee	23,762
Independent trustees’ compensation	13,521
Stock exchange fee	21,373
Custodian fee	35,251
Shareholder communications	51,175
Auditing fees	60,229
Legal fees	117,292
Miscellaneous	59,415
Total expenses		$1,117,073
Fees paid indirectly	(3,106)
Reduction of expenses by investment adviser	(466)
Net expenses		$1,113,501
Net investment income		$5,097,190
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(411,010)
Futures contracts	368,874
Swap transactions	(11,004)
Foreign currency transactions	562,284
Net realized gain (loss) on investments and foreign currency transactions		$509,144
Change in unrealized appreciation (depreciation)
Investments	$(16,380,347)
Futures contracts	126,840
Swap transactions	139,499
Translation of assets and liabilities in foreign currencies	597,901
Net unrealized gain (loss) on investments and foreign currency translation		$(15,516,107)
Net realized and unrealized gain (loss) on investments and foreign currency		$(15,006,963)
Change in net assets from operations		$(9,909,773)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
	2008	2007
Change in net assets
From operations
Net investment income	$5,097,190	$5,176,732
Net realized gain (loss) on investments and foreign currency transactions	509,144	2,752,008
Net unrealized gain (loss) on investments and foreign currency translation	(15,516,107)	(2,839,451)
Change in net assets from operations	$(9,909,773)	$5,089,289
Distributions declared to shareholders
From net investment income	$(5,610,738)	$(7,106,314)
Change in net assets from fund share transactions	$(330,347)	$—
Total change in net assets	$(15,850,858)	$(2,017,025)
Net assets
At beginning of period	99,404,510	101,421,535
At end of period (including undistributed net investment income of $1,847,834 and $8,551, respectively)	$83,553,652	$99,404,510

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 11/30
	2008	2007		2006	2005	2004
Net asset value, beginning of period	$9.03	$9.21		$9.25	$9.79	$9.47
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.47		$0.50	$0.55	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	(1.36)	(0.00	)(w)	0.14	(0.35)	0.46
Total from investment operations	$(0.90)	$0.47		$0.64	$0.20	$1.02
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.65)		$(0.68)	$(0.63)	$(0.60)
From net realized gain on investments	—	—		—	(0.11)	(0.10)
Total distributions declared to shareholders	$(0.51)	$(0.65)		$(0.68)	$(0.74)	$(0.70)
Net increase from repurchase of capital shares	$0.00 (w)	$—		$—	$—	$—
Net asset value, end of period	$7.62	$9.03		$9.21	$9.25	$9.79
Per share market value, end of period	$5.94	$8.19		$8.44	$8.09	$8.68
Total return at market value (%)	(22.46)	4.84		13.27	1.30	4.91
Total return at net asset value (%) (t)	(9.78)	5.93		8.10	2.69	11.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.02		1.11	1.04	1.01
Expenses after expense reductions (f)	1.17	1.02		N/A	N/A	N/A
Net investment income	5.35	5.15		5.49	5.76	5.91
Portfolio turnover	63	88		45	47	73
Net assets at end of period (000 Omitted)	$83,554	$99,405		$101,422	$101,874	$107,797
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(t)	Prior to November 30, 2007, total return at net asset value is unaudited.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS InterMarket Income Trust I (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by a third party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by a third party pricing service on the market on which such futures contracts are primarily

Notes to Financial Statements – continued

traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by a third party pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by a third party pricing service. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to

Notes to Financial Statements – continued

determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts and written options, which are valued at the unrealized appreciation/depreciation on the instrument. The following is a summary of the levels used as of November 30, 2008 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$1,295	$82,899,920	$—	$82,901,215
Other Financial Instruments	$135,297	$847,589	$—	$982,886

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

	Investments in Securities	Other Financial Instruments
Balance as of 11/30/07	$271,860	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(47,095)	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	(224,765)	—
Balance as of 11/30/08	$—	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund

Notes to Financial Statements – continued

and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include futures contracts, forward foreign currency exchange contracts, and swap agreements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced

Notes to Financial Statements – continued

disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

FASB Staff Position (FSP) 133-1 was implemented during the period. FSP 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Notes to Financial Statements – continued

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties and collateral, in the form of cash or securities, may be required to be posted by the counterparty to the fund and held in segregated accounts with the fund’s custodian. Counterparty risk is further mitigated by having ISDA Master Agreements between the fund and its counterparties providing for netting as described above.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to swap transactions where physical settlement applies, the delivery by the buyer to the seller of a deliverable reference obligation as defined by the contract. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Obligation acceleration, obligation default, or repudiation/moratorium are generally applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country.

Notes to Financial Statements – continued

In the event that a defined credit event occurs, the protection buyer, under the terms of the swap contract, designates which security will be delivered to satisfy the reference obligation. Upon designation of the reference security (or upon delivery of the reference security in the case of physical settlement), the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Absent any recoveries under recourse or collateral provisions, the maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s reference obligation.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indexes, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At November 30, 2008, the portfolio had unfunded loan commitments of $3,210, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that

Notes to Financial Statements – continued

may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended November 30, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, foreign currency transactions and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	11/30/08	11/30/07
Ordinary income (including any short-term capital gains)	$5,610,738	$7,106,314

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/08
Cost of investments	$100,816,380
Gross appreciation	1,070,341
Gross depreciation	(18,985,506)
Net unrealized appreciation (depreciation)	$(17,915,165)
Undistributed ordinary income	2,729,834
Capital loss carryforwards	(16,428,885)
Post-October capital loss deferral	(28,003)
Other temporary differences	(68,934)

As of November 30, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

11/30/09	$(5,692,253)
11/30/10	(7,020,484)
11/30/13	(333,261)
11/30/14	(1,436,435)
11/30/16	(1,946,452)
$(16,428,885)

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2008, these fees paid to MFSC amounted to $9,118. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended November 30, 2008, the fund did not pay any out-of-pocket expenses to MFSC.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended November 30, 2008 was equivalent to an annual effective rate of 0.0249% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS and MFSC.

Deferred Trustee Compensation – The fund’s former independent trustees participated in a Deferred Compensation Plan (the Plan). The fund’s current independent trustees are not allowed to defer compensation under the Plan. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent trustees’ compensation is $13,646 of deferred trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are

Notes to Financial Statements – continued

officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended November 30, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $786 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $466, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$2,267,992	$8,300,666
Investments (non-U.S. Government securities)	$60,583,766	$48,689,811

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund repurchased and retired 47,000 shares of beneficial interest during the year ended November 30, 2008 at an average price per share of $7.03 and a weighted average discount of 16.98% per share. During the year ended November 30, 2007, the fund did not repurchase any shares. Transactions in fund shares were as follows:

	Year ended 11/30/08		Year ended 11/30/07
	Shares	Amount	Shares	Amount
Treasury shares reacquired	(47,000)	$(330,347)	—	$—

(6)	Line of Credit

Prior to February 15, 2008, the fund had established with other funds managed by MFS uncommitted borrowing arrangements with certain banks. Borrowings could be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. As of February 15, 2008, the fund no longer participates in any of these arrangements.

(7)	Loan Agreement

On February 15, 2008, the fund entered into a credit agreement with a bank for a revolving line of credit that can be drawn upon up to $45,000,000. The credit

Notes to Financial Statements – continued

agreement matures on February 13, 2009. Borrowing under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to either the Federal Funds Rate plus 0.45% or LIBOR plus 0.45%, at the option of the borrower. The fund had outstanding borrowings under this agreement at November 30, 2008 in the amount of $1,000,000. The fund did incur interest expense of $319 and a commitment fee of $17,979 during the period, which is based on the average daily unused portion of the line of credit. For the year ended November 30, 2008, the average daily loan balance was $27,322 at a weighted average interest rate of 1.17%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS InterMarket Income Trust I:

We have audited the accompanying statement of assets and liabilities of MFS InterMarket Income Trust I (the Fund), including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended November 30, 2006 were audited by another independent registered public accounting firm whose report, dated January 25, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS InterMarket Income Trust I at November 30, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 20, 2009

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS InterMarket Income Trust I, which was held on October 9, 2008, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Shares
Nominee	Affirmative	Abstain
J. Atwood Ives	8,908,573.97	402,368.63
William R. Gutow	8,915,677.02	395,265.57
Michael Hegarty	8,920,554.70	390,387.90
Robert W. Uek	8,918,601.70	392,340.90

Item 2. To approve an amended and restated Declaration of Trust as further described in the proxy statement:

Number of Shares
For	5,993,165.77
Against	318,099.13
Abstain	183,453.69

Item 3. To amend or remove certain fundamental investment policies as further described in the proxy statement:

Number of Shares
For	5,818,170.58
Against	465,382.70
Abstain	211,165.32

Item 4. To make non-fundamental an investment policy as further described in the proxy statement:

Number of Shares
For	5,784,948.72
Against	472,532.48
Abstain	237,237.40

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of January 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Kavanaugh, Sherratt and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

On November 5, 2008, Maria F. Dwyer, as President and Chief Executive Officer of the Trust, certified to the New York Stock Exchange that as of the date of her certification she was not aware of any violation by the Trust of the corporate governance listing standards of the New York Stock Exchange.

The Fund filed with the Securities and Exchange Commission the certifications of its principal executive officer and principal financial officer under Section 302 of the Sarbanes-Oxley Act of 2003 as an exhibit to the Fund’s Form N-CSR for the period covered by this report.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741	225 Franklin Street, Boston, MA 02110
Portfolio Manager	Independent Registered Public Accounting Firm
James Calmas	Ernst & Young LLP
200 Clarendon Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In June 2007, shareholders approved an investment advisory agreement between the Fund and MFS. Effective June 30, 2007, in connection with the consummation of the asset purchase agreement between MFS and Columbia Management Advisors LLC, MFS assumed investment management responsibilities for the Fund.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2007 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by

Board Review of Investment Advisory Agreement – continued

Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 1st out of a total of 3 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the

Board Review of Investment Advisory Agreement – continued

total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 3rd out of a total of 4 funds for the one-year period and 1st out of a total of 3 funds for the five-year period ended December 31, 2007. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund out-performed its custom benchmark for each of the one-year and five-year periods ended December 31, 2007 (one-year: 5.95% total return for the Fund versus 5.43% total return for the benchmark; five-year: 8.82% total return for the Fund versus 7.98% total return for the benchmark), and under-performed its custom benchmark for the three-year period ended December 31, 2007 (5.06% total return for the Fund versus 5.33% for the benchmark). Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data, the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a

Board Review of Investment Advisory Agreement – continued

material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1.800.SEC.0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT INFORMATION

Investor Information

Transfer Agent, Registrar and Dividend Disbursing Agent

Call	1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time

Write to:	Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940-3078

500 Boylston Street, Boston, MA 02116

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

Prior to June 29, 2007, the Board of Trustees had appointed PricewaterhouseCoopers (“PWC”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s former investment adviser, Columbia Management Advisors, LLC (“Columbia”), and to various entities either controlling, controlled by, or under common control with Columbia that provide ongoing services to the Fund (“Columbia Related Entities”). On June 29, 2007, the Board of Trustees appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant. The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser as of June 29, 2007, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2008 and 2007, audit fees billed to the Fund by PWC and E&Y, as the case may be, were as follows:

	Audit Fees
	2008	2007
Fees billed by PWC:
MFS Intermarket Income Trust I	0	0

	2008	2007
Fees billed by E&Y:
MFS Intermarket Income Trust I	41,983	40,300

For the fiscal years ended November 30, 2008 and 2007, fees billed by PWC for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to Columbia and Columbia Related Entities were as follows

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2008	2007	2008	2007	2008	2007
Fees billed by PWC:
To MFS Intermarket Income Trust I	0	5,600	0	3,050	0	0

To Columbia and Columbia Related Entities of MFS Intermarket Income Trust I*	0	0	0	0	0	357,970

	2008	2007
Aggregate fees for non-audit services:
To MFS Intermarket Income Trust I, Columbia and Columbia Related Entities#	0	366,620

For the fiscal years ended November 30, 2008 and 2007, billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2008	2007	2008	2007	2008	2007
Fees billed by E&Y:
To MFS Intermarket Income Trust I	10,000	0	7,711	7,450	0	0

To MFS and MFS Related Entities of MFS Intermarket Income Trust I**	0	0	0	0	0	0

	2008	2007
Aggregate fees for non-audit services:
To MFS Intermarket Income Trust I, MFS and MFS Related Entities# #	229,128	122,859

*	This amount reflects the fees billed to Columbia and Columbia Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund.
#	This amount reflects the aggregate fees billed by PWC for non-audit services rendered to the Fund and for non-audit services rendered to Columbia and the Columbia Related Entities.
**

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

##	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees for products and services provided by PWC or E&Y related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, rating agency reviews, and internal control reviews.

[2]

The fees included under “Tax Fees” are fees for products and services provided by PWC or E&Y associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by PWC or E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees on June 29, 2007 relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

For any period covered by this Form N-CSR and prior to June 29, 2007, none or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and Columbia and Columbia Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied). For any period covered by this Form N-CSR on or after June 29, 2007, none, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):	Not applicable.

Item 4(h): For any period covered by this Form N-CSR and prior to June 29, 2007, the Registrant’s Audit Committee considered whether the provision by PWC of non-audit services to Columbia and Columbia Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of PWC as the Registrant’s principal auditors. For any period covered by this Form N-CSR on or after June 29, 2007, the Registrant’s Audit Committee considered whether the provision by a E&Y of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, John P. Kavanaugh, J. Dale Sherratt and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2009

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A. VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise would be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will not support all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also not support a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also not support the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, or excessive perks.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS opposes proposals to classify a board (e.g. a board in which only one-third of board members is elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e. evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer’s compensation committee members is the appropriate mechanism to express our view on a company’s compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

MFS will generally support management proposals on its executive compensation practices during the issuer’s prior fiscal year. However, if MFS identifies excessive executive compensation practices during the issuer’s prior fiscal year, then MFS will vote against such proposals.

MFS generally votes with management on shareholder proposals to include an annual advisory shareholder vote on the company’s executive compensation practices in the issuer’s proxy statement (“Say on Pay”). However, if MFS identifies excessive executive compensation practices at the issuer during the prior fiscal year, then MFS will support such Say on Pay shareholder proposals at those issuers. MFS also supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders pursuant to relevant state law.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Environmental, Social and Governance Issues

There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can clearly determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to permit shareholders access to the company’s proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS will also not support a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled “Voting Guidelines-MFS’ Policy on Specific Issues-Election of Directors.”

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process.

Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3.	Gathering Proxies

Most U.S. proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and other service providers, on behalf of issuers, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there is generally insufficient advance notice of record or vote cut-off dates to allow MFS to timely recall the shares. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

[1]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E. REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines, (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful, and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General. Information regarding the portfolio manager(s) of the MFS InterMarket Income Trust I (the “Fund”) is set forth below.

Portfolio Manager	Primary Role	Since	Title and Five Year History
James J. Calmas	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment area of MFS since 1988.

Compensation. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

Performance Bonus – Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of assets managed by the portfolio manager over one-, three- and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2007, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
James J. Calmas	Lipper Short Investment Grade Funds
Lipper Multi-Sector Income Funds
Lipper General Bond Funds,
Barclays Capital U.S. Intermediate Government Index
Merrill Lynch U.S. Treasuries/Agencies 1-3 Index
Morningstar Dollar Short Term Bond Funds
Morningstar Euro Bond Funds
Morningstar Dollar Global Bond Funds
Morningstar Euro Money Market Funds
Barclays Capital Corporate High Yield Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the fund’s fiscal year ended November 30, 2008. The following dollar ranges apply:

N.   None

A.   $1 - $10,000

B.   $10,001 - $50,000

C.   $50,001 - $100,000

D.   $100,001 - $500,000

E.   $500,001 - $1,000,000

F.   Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
James J. Calmas	N

Other Accounts. In addition to the Fund, the Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and assets of which, as of the Fund’s fiscal year ended November 30, 2008 were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James J. Calmas	6	$1.7 billion	4	$459.4 million	2	$506.9 million

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest.

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS InterMarket Income Trust I

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/1/07-12/31/07	0	N/A	0	1,100,900
1/1/08-1/31/08	0	N/A	0	1,100,900
2/1/08-2/29/08	0	N/A	0	1,100,900
3/1/08-3/31/08	0	N/A	0	1,100,900
4/1/08-4/30/08	0	N/A	0	1,100,900
5/1/08-5/31/08	0	N/A	0	1,100,900
6/1/08-6/30/08	0	N/A	0	1,100,900
7/1/08-7/31/08	0	N/A	0	1,100,900
8/1/08-08/31/08	0	N/A	0	1,100,900
9/1/08-9/30/08	47,000	7.03	47,000	1,053,900
10/01/08-10/31/08	0	N/A	0	1,053,900
11/01/08-11/30/08	0	N/A	0	1,053,900
Total	47,000		47,000

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2008 plan year is 1,100,900.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS INTERMARKET INCOME TRUST I

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: January 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: January 15, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 15, 2009

*	Print name and title of each signing officer under his or her signature.